INVESTMENTS AND OTHER DISPOSITIONS	12 Months Ended
Jun. 24, 2015
Disclosure Investments And Other Dispositions Narrative [Abstract]
INVESTMENTS AND OTHER DISPOSITIONS
INVESTMENTS AND OTHER DISPOSITIONS
(a) Investments
We have a joint venture agreement with CMR, S.A.B. de C.V. to develop 50 Chili’s restaurants in Mexico. At June 24, 2015, 38 Chili’s restaurants were operating in the joint venture. We account for the Mexico joint venture investment under the equity method of accounting and record our share of the net income or loss of the investee within operating income since their operations are similar to our ongoing operations. These amounts have been included in restaurant expense in our consolidated statements of comprehensive income due to the immaterial nature of the amounts. The investment in the joint venture is included in other assets in our consolidated balance sheets.
In fiscal 2011, we entered into a joint venture investment with BTTO Participacoes Ltda (“BTTO”) to develop Chili's restaurants in Brazil. In April 2012, we purchased BTTO’s interest in the joint venture and began consolidating the entity’s results. In the fourth quarter of fiscal 2013, we fully impaired the property and equipment and recorded a charge in other gains and charges in the consolidated statement of comprehensive income. The restaurant was subsequently closed in July 2013.
(b) Other Dispositions
In April 2013, we sold our remaining ownership interest in Romano’s Macaroni Grill (“Macaroni Grill”) for approximately $8.3 million in cash proceeds. This amount was recorded as a gain in other gains and charges in the consolidated statement of comprehensive income in fiscal 2013.